UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)   October 27, 2005
                                                          ----------------

                     P.A.M. TRANSPORTATION SERVICES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                      0-15057                 71-0633135
----------------------------         -------------         -------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
 of incorporation)                    File Number)          Identification no.)


               297 West Henri De Tonti, Tontitown, Arkansas 72770
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code (479) 361-9111
                                                          --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02  Results of Operations and Financial Condition.
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On  October 27, 2005, P.A.M. Transportation Services, Inc. issued a news release announcing its revenues and earnings for the third quarter ended September 30, 2005. A live conference call will be held to discuss the news release and other matters on Friday, October 28, 2005, at 10:00 a.m. CDT. An audio replay of the conference call will be posted on the company's web site one day after the meeting (www.pamt.com/investing/audio.html). In order to listen to the replay, you will need a PC that is internet enabled and capable of playing back MP3 audio files. A copy of the news release is attached hereto as Exhibit 99.1.

The information contained in this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information herein (including the exhibit hereto) and the statements by Company representatives during the conference call may contain "forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those anticipated by forward-looking statements. Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties and other factors that may affect future results.


Item 9.01  Financial Statements and Exhibits.
--------------------------------------------------------------------------------
(c)   Exhibits. The following exhibits are furnished with this Report:

      99.1 News release issued by the Registrant on October 27, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                          P.A.M. TRANSPORTATION SERVICES, INC.



Dated: October 27, 2005                   By: /s/ Robert W. Weaver
                                          --------------------------------------
                                          Robert W. Weaver
                                          President and Chief Executive Officer

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                                 EXHIBIT INDEX

Exhibit
Number           Exhibit Description
-------          ---------------------------------------------------------------

 99.1            News release issued by the Registrant on October 27, 2005


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